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                                                                     Exhibit 4.0


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
  [SEAL]                                                                                                  [SEAL]


                                                    THE AMERICAN CORPORATION
                                     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK                                                                                  SEE REVERSE FOR CERTAIN DEFINITIONS

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THIS
CERTIFIES
that



is the owner of



    FULLY PAID AND NON-ASSESSABLE SHARES OF THE $.001 PAR VALUE COMMON STOCK

transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate, by acceptance hereof, assents.
     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.


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
                                  CORPORATE
                                    SEAL

                                    2002
                                  DELAWARE

SECRETARY                                                          CHAIRMAN

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         -C-  SECURITY-COLUMBIAN     UNITED STATES BANKNOTE CORPORATION


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                           THE AMERICAN CORPORATION


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM -- as tenants in common                                    UNIF GIFT MIN ACT -- ______________ Custodian ___________
     TEN ENT -- as tenants by the entireties                                                     (Cust)                 (Minor)
     JT TEN  -- as joint tenants with right                                                  under Uniform Gifts to Minors
                of survivorship and not as                                                   Act ________________________________
                tenants in common                                                                           (State)
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   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------



_______________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
                                 OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate and does hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________________   _________________________________________________
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.


THESE SECURITIES SHALL BE PROMPTLY DEPOSITED INTO AN ESCROW ACCOUNT UNTIL THE CLOSING OF THE COMPANY'S INITIAL PUBLIC OFFERING OF SECURITIES AND THE CLOSING OF A BUSINESS COMBINATION, SUCH AS A MERGER OR ACQUISITION.


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY ONLY BE SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM, AND PURSUANT TO APPLICABLE STATE SECURITIES LAW.